Exhibit 99.1

CERTIFICATION OF
PRESIDENT AND CHIEF FINANCIAL OFFICER

PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Greg H. Guettler, the President of Hypertension Diagnostics, Inc. (the “Company”) in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Company’s Quarterly Report on Form 10-QSB for the period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Greg H. Guettler

Greg H. Guettler
Title: President, Hypertension Diagnostics, Inc.
Dated: February 14, 2003

I, James S. Murphy, the Chief Financial Officer of Hypertension Diagnostics, Inc. (the “Company”) in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that the Company’s Quarterly Report on Form 10-QSB for the period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James S. Murphy

James S. Murphy
Title: Chief Financial Officer, Hypertension Diagnostics, Inc.
Dated: February 14, 2003

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